                                                                    EXHIBIT 4(A)


================================================================================



                            BANPONCE FINANCIAL CORP.,
                                    as Issuer

                                       and

                              BANPONCE CORPORATION,
                                  as Guarantor


                                       to



                       THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee



                           ---------------------------



                          JUNIOR SUBORDINATED INDENTURE


                          Dated as of       ,
                                     ------- ------


                           ---------------------------



================================================================================

                            BANPONCE FINANCIAL CORP.

     Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Junior Subordinated Indenture, dated as of _______ __, ____.

TRUST INDENTURE                                                                                 INDENTURE
ACT SECTION                                                                                      SECTION
-----------------                                                                               ---------
Section  310     (a) (1), (2) and (5)...............................................................6.9
                 (a) (3)............................................................................Not Applicable
                 (a) (4)............................................................................Not Applicable
                 (b)................................................................................6.8
                 ...................................................................................6.10
                 (c)................................................................................Not Applicable
Section 311      (a)................................................................................6.13
                 (b)................................................................................6.13
                 (b) (2)............................................................................7.3(a)(2)
Section 312      (a)................................................................................7.1
                 ...................................................................................7.2(a)
                 (b)................................................................................7.2(b)
                 (c)................................................................................7.2(c)
Section 313      (a)................................................................................7.3(a)
                 (b)................................................................................7.3(b)
                 (c)................................................................................7.3(a), 7.3(b)
                 (d)................................................................................7.3(c)
Section 314      (a) (1), (2) and (3)...............................................................7.4
                 (a) (4)............................................................................10.4
                 (b)................................................................................Not Applicable
                 (c) (1)............................................................................1.2
                 (c) (2)............................................................................1.2
                 (c) (3)............................................................................Not Applicable
                 (d)................................................................................Not Applicable
                 (e)................................................................................1.2
                 (f)................................................................................Not Applicable
Section 315      (a)................................................................................6.1(a)
                 (b)................................................................................6.2
                 ...................................................................................7.3(a)
                 (c)................................................................................6.1(b)
                 (d)................................................................................6.1(c)
                 (d) (1)............................................................................6.1(a) (1)
                 (d) (2)............................................................................6.1(c) (2)



                (d) (3)............................................................................6.1(c) (3)
                (e)................................................................................5.14
Section 316     (a)................................................................................1.1
                (a) (1) (A)........................................................................5.12
                (a) (1) (B)........................................................................5.13
                (a) (2)............................................................................Not Applicable
                (b)................................................................................5.8
                (c)................................................................................1.4(f)
Section 317     (a) (1)............................................................................5.3
                (a) (2)............................................................................5.4
                (b)................................................................................10.3
Section 318     (a)................................................................................1.7


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

                                TABLE OF CONTENTS

                                                                                                                       Page



                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
  SECTION 1.1. Definitions..............................................................................................  1
  SECTION 1.2. Compliance Certificate and Opinions...................................................................... 10
  SECTION 1.3. Forms of Documents Delivered to Trustee.................................................................. 11
  SECTION 1.4. Acts of Holders.......................................................................................... 11
  SECTION 1.5. Notices, Etc. to Trustee, Corporation and the Guarantor.................................................. 13
  SECTION 1.6. Notice to Holders; Waiver................................................................................ 13
  SECTION 1.7. Conflict with Trust Indenture Act........................................................................ 14
  SECTION 1.8. Effect of Headings and Table of Contents................................................................. 14
  SECTION 1.9. Successors and Assigns................................................................................... 14
  SECTION 1.10. Separability Clause..................................................................................... 14
  SECTION 1.11. Benefits of Indenture................................................................................... 14
  SECTION 1.12. Governing Law........................................................................................... 14
  SECTION 1.13. Non-Business Days....................................................................................... 14



  SECTION 1.14. Appointment of Agent for Service.


                                                        ARTICLE II

                                                      SECURITY FORMS

  SECTION 2.1. Forms Generally.......................................................................................... 15
  SECTION 2.2. Form of Face of Security................................................................................. 16
  SECTION 2.3. Form of Reverse of Security.............................................................................. 19
  SECTION 2.4. Additional Provisions Required in Global Security........................................................ 23
  SECTION 2.5. Form of Trustee's Certificate of Authentication.......................................................... 23


                     BANPONCE CORPORATION


                     By:
                     Authorized officer


                                                                                                                       Page

                                                        ARTICLE III

                                                      THE SECURITIES

  SECTION 3.1. Title and Terms.......................................................................................... 25
  SECTION 3.2. Denominations............................................................................................ 28
  SECTION 3.3. Execution, Authentication, Delivery and Dating........................................................... 28
  SECTION 3.4. Temporary Securities..................................................................................... 29
  SECTION 3.5. Global Securities........................................................................................ 30
  SECTION 3.6. Registration, Transfer and Exchange Generally............................................................ 31
  SECTION 3.7. Mutilated, Destroyed, Lost and Stolen Securities......................................................... 32
  SECTION 3.8. Payment of Interest and Additional Interest; Interest Rights Preserved................................... 33
  SECTION 3.9. Persons Deemed Owners.................................................................................... 34
  SECTION 3.10. Cancellation............................................................................................ 34
  SECTION 3.11. Computation of Interest................................................................................. 34
  SECTION 3.12. Deferrals of Interest Payment Dates..................................................................... 35
  SECTION 3.13. Right of Set-Off........................................................................................ 36
  SECTION 3.14. Agreed Tax Treatment.................................................................................... 36
  SECTION 3.15. Shortening or Extension of Stated Maturity.............................................................. 36
  SECTION 3.16. CUSIP Numbers........................................................................................... 37
  SECTION 3.17. Guarantee of Debt Securities.
  SECTION 3.18. Execution of Guarantees


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

  SECTION 4.1. Satisfaction and Discharge of Indenture.................................................................. 39
  SECTION 4.2. Application of Trust Money............................................................................... 40


                                                                                                                       Page



                                    ARTICLE V

                                    REMEDIES

  SECTION 5.1. Events of Default........................................................................................ 40
  SECTION 5.2. Acceleration of Maturity; Rescission and Annulment....................................................... 41
  SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.......................................... 42
  SECTION 5.4. Trustee May File Proofs of Claim......................................................................... 43
  SECTION 5.5. Trustee May Enforce Claim Without Possession of Securities............................................... 44
  SECTION 5.6. Application of Money Collected........................................................................... 44
  SECTION 5.7. Limitation on Suits...................................................................................... 45
  SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by
                           Holders of Capital Securities................................................................ 45
  SECTION 5.9. Restoration of Rights and Remedies....................................................................... 46
  SECTION 5.10. Rights and Remedies Cumulative.......................................................................... 46
  SECTION 5.11. Delay or Omission Not Waiver............................................................................ 46
  SECTION 5.12. Control by Holders...................................................................................... 46
  SECTION 5.13. Waiver of Past Defaults................................................................................. 47
  SECTION 5.14. Undertaking for Costs................................................................................... 47
  SECTION 5.15. Waiver of Usury, Stay or Extension Laws................................................................. 47



                                                        ARTICLE VI

                                                        THE TRUSTEE

  SECTION 6.1. Certain Duties and Responsibilities...................................................................... 48
  SECTION 6.2. Notice of Defaults....................................................................................... 49
  SECTION 6.3. Certain Rights of Trustee................................................................................ 49
  SECTION 6.4. Not Responsible for Recitals or Issuance of Securities................................................... 50
  SECTION 6.5. May Hold Securities...................................................................................... 50
  SECTION 6.7. Compensation and Reimbursement........................................................................... 50
  SECTION 6.8. Disqualification; Conflicting Interests.................................................................. 51
  SECTION 6.9. Corporate Trustee Required; Eligibility.................................................................. 51
  SECTION 6.10. Resignation and Removal; Appointment of Successor....................................................... 52
  SECTION 6.11. Acceptance of Appointment by Successor.................................................................. 53
  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business............................................. 54
  SECTION 6.13. Preferential Collection of Claims Against Corporation or Guarantor...................................... 54
  SECTION 6.14. Appointment of Authenticating Agent..................................................................... 54




                                                                                                                       Page

                                   ARTICLE VII

              HOLDER'S LISTS AND REPORTS BY TRUSTEE AND CORPORATION

  SECTION 7.1. Corporation to Furnish Trustee Names and Addresses of Holders............................................ 56
  SECTION 7.2. Preservation of Information, Communications to Holders................................................... 56
  SECTION 7.3. Reports by Trustee....................................................................................... 57
  SECTION 7.4. Reports by Corporation................................................................................... 57



                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

  SECTION 8.1. Corporation and Guarantor May Consolidate, Etc., Only on Certain Terms................................... 57
  SECTION 8.2. Successor Corporation Substituted........................................................................ 58



                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

  SECTION 9.1. Supplemental Indentures without Consent of Holders....................................................... 59
  SECTION 9.2. Supplemental Indentures with Consent of Holders.......................................................... 60
  SECTION 9.3. Execution of Supplemental Indentures..................................................................... 61
  SECTION 9.4. Effect of Supplemental Indentures........................................................................ 61
  SECTION 9.5. Conformity with Trust Indenture Act...................................................................... 62
  SECTION 9.6. Reference in Securities to Supplemental Indentures....................................................... 62



                                    ARTICLE X

                                    COVENANTS

  SECTION 10.1. Payment of Principal, Premium and Interest.............................................................. 62
  SECTION 10.2. Maintenance of Office or Agency......................................................................... 62
  SECTION 10.3. Money for Security Payments to be Held in Trust......................................................... 63
  SECTION 10.4. Statement as to Compliance.............................................................................. 64
  SECTION 10.5. Waiver of Certain Covenants............................................................................. 64
  SECTION 10.6. Additional Sums......................................................................................... 64
  SECTION 10.7. Additional Covenants.................................................................................... 65
  SECTION 10.8.   Original Issue Discount. ............................................................................. 66


                                                                                                                       Page




                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

  SECTION 11.1. Applicability of This Article........................................................................... 66
  SECTION 11.2. Election to Redeem; Notice to Trustee................................................................... 66
  SECTION 11.3. Selection of Securities to be Redeemed.................................................................. 67
  SECTION 11.4. Notice of Redemption.................................................................................... 67
  SECTION 11.5. Deposit of Redemption Price............................................................................. 68
  SECTION 11.6. Payment of Securities Called for Redemption............................................................. 68
  SECTION 11.7. Right of Redemption of Securities Initially Issued to an Issuer Trust................................... 69



                                   ARTICLE XII

                                  SINKING FUNDS

  SECTION 12.1. Applicability of Article................................................................................ 69
  SECTION 12.2. Satisfaction of Sinking Fund Payments with Securities................................................... 69
  SECTION 12.3. Redemption of Securities for Sinking Fund............................................................... 70



                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

  SECTION 13.1. Securities Subordinate to Senior Indebtedness........................................................... 71
  SECTION 13.2. No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon
                           Dissolution, Etc............................................................................. 71
  SECTION 13.3. Payment Permitted If No Default......................................................................... 73
  SECTION 13.4. Subrogation to Rights of Holders of Senior Indebtedness................................................. 74
  SECTION 13.5. Provisions Solely to Define Relative Rights............................................................. 74
  SECTION 13.6. Trustee to Effectuate Subordination..................................................................... 75
  SECTION 13.7. No Waiver of Subordination Provisions................................................................... 75
  SECTION 13.8. Notice to Trustee....................................................................................... 75
  SECTION 13.9. Reliance on Judicial Order or Certificate of Liquidating Agent.......................................... 76
  SECTION 13.10. Trustee Not Fiduciary for Holders of Senior Indebtedness............................................... 76
  SECTION 13.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights................... 77
  SECTION 13.12. Article Applicable to Paying Agents.................................................................... 77


         JUNIOR SUBORDINATED INDENTURE, dated as of ________ __, ____, among BANPONCE FINANCIAL CORP., a Delaware corporation (the "Corporation"), having its principal office at 521 Fellowship Road, Mt. Laurel, New Jersey 08054, BANPONCE CORPORATION, a Puerto Rico corporation (the "Guarantor") having its principal office at 209 Munoz Rivera Avenue, Hato Rey, Puerto Rico 00918, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Trustee (the "Trustee").


                  RECITALS OF THE CORPORATION AND THE GUARANTOR

         WHEREAS, the Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including Securities issued to evidence loans made to the Corporation of the proceeds from the issuance from time to time by one or more business trusts (each an "Issuer Trust") of undivided preferred beneficial interests in the assets of such Issuer Trusts (the "Capital Securities") and undivided common beneficial interests in the assets of such Issuer Trusts (the "Common Securities" and, collectively with the Capital Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered; and

         WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for the issuance of Guarantees with respect to the Securities; and

         WHEREAS, all things necessary to make this Indenture a valid agreement of the Corporation and the Guarantor, in accordance with its terms, have been done.

         NOW THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.1. Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

                  (4) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (5) Whenever the context may require, any gender shall be deemed to include the others;

                  (6) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (7) The words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act" when used with respect to any Holder has the meaning specified in
         Section 1.4.

         "Additional Guarantee Payments" has the meaning specified in Section 3.17.

         "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

         "Additional Sums" has the meaning specified in Section 10.6.

         "Additional Taxes" means any additional taxes, duties and other governmental charges to which an Issuer Trust has become subject from time to time as a result of a Tax Event.

         "Administrative Trustees" means, in respect of any Issuer Trust, each Person identified as an "Administrative Trustee" in the related Trust Agreement, solely in such Person's capacity as Administrative Trustee of such Issuer Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Allocable Amounts," when used with respect to any Senior Subordinated Indebtedness of the Corporation or the Guarantor, as the case may be, means the amount necessary to pay all principal of (and premium, if any) and interest, if any, on such Senior Subordinated Indebtedness of the

Corporation or the Guarantor, as the case may be, in full less, if applicable, any portion of such amounts which would have been paid to, and retained by, the holders of such Senior Subordinated Indebtedness (whether as a result of the receipt of payments by the holders of such Senior Subordinated Indebtedness from the Corporation or the Guarantor, as the case may be, or any other obligor thereon or from any holders of, or trustee in respect of, other indebtedness that is subordinate and junior in right of payment to such Senior Subordinated Indebtedness pursuant to any provision of such indebtedness for the payment over of amounts received on account of such indebtedness to the holders of such Senior Subordinated Indebtedness) but for the fact that such Senior Subordinated Indebtedness is subordinate or junior in right of payment to trade accounts payable or accrued liabilities arising in the ordinary course of business.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Agent" has the meaning specified in Section 1.14.

         "Banco Popular" means Banco Popular de Puerto Rico and its successors and assigns.

         "Bankruptcy Code" means Title 11 of the United States Code or any successor statute thereto, in each case as amended from time to time.

         "Board of Directors" means, with respect to the Corporation and the Guarantor, the board of directors of the Corporation or the Guarantor, or the Executive Committee of the board of directors of the Corporation or the Guarantor (or any other committee of the board of directors of the Corporation or the Guarantor performing similar functions) or a committee designated by the board of directors of the Corporation or the Guarantor (or such committee), comprised of two or more members of the board of directors or officers, or both, of the Corporation or the Guarantor, in each case as the context requires.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors, or officers of the Corporation or the Guarantor, as the case may be, to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Securities of a series initially issued to an Issuer Trust for so long as such Securities are held by such Issuer Trust, the "Corporate Trust Office" (as defined in the related Trust Agreement) of the Property Trustee under the related Trust Agreement, is closed for business.

         "Capital Securities" has the meaning specified in the first recital of this Indenture.

         "Capital Treatment Event" means, in respect of any Issuer Trust, the reasonable determination by the Corporation (as evidenced by an Officers' Certificate delivered to the Trustee) that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any rules or regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of the issuance of the Capital Securities of such Issuer Trust, there is more than an insubstantial risk that the Corporation or the Guarantor will not be entitled to treat an amount equal to the aggregate Liquidation Amount (as such term is defined in the related Trust Agreement) of such Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Board of Governors of the Federal Reserve System, as then in effect and applicable to the Corporation or the Guarantor.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Securities" has the meaning specified in the first recital of this Indenture.

         "Common Stock" means the common stock of the Corporation or the Guarantor, as the case may be.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

         "corporation" includes a corporation, association, company, limited liability company, joint-stock company or business trust.

         "Corporation" means the Person named as the "Corporation" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor corporation.

         "Corporation Request" and "Corporation Order" mean, respectively, the written request or order signed in the name of the Corporation by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent and without duplication, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of the Corporation, whether incurred on or prior to the date of this Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another
Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

         "Defaulted Interest" has the meaning specified in Section 3.8.

         "Delaware Trustee" means, with respect to any Issuer Trust, the Person identified as the "Delaware Trustee" in the related Trust Agreement, solely in its capacity as Delaware Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as therein provided.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Corporation pursuant to
Section 3.1 with respect to such series (or any successor thereto).

         "Discount Security" means any security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

         "Distributions," with respect to the Trust Securities issued by an Issuer Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

         "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

         "Event of Default", unless otherwise specified with respect to a series of Securities as contemplated by Section 3.1, has the meaning specified in
Article V.

         "Exchange Act" means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

         "Expiration Date" has the meaning specified in Section 1.4.

         "Extension Period" has the meaning specified in Section 3.12.

         "Global Security" means a Security in the form prescribed in Section
2.4 evidencing all or part of a series of Securities, issued to the Depositary or its nominee for such series, and registered in the name of such Depositary or its nominee.

         "Guarantees" means the guarantees of the Guarantor to be endorsed on the Securities authenticated and delivered hereunder.

         "Guarantee Agreement" means, with respect to any Issuer Trust, the Guarantee Agreement executed by the Corporation and the Guarantor for the benefit of the Holders of the Capital Securities issued by such Issuer Trust as modified, amended or supplemented from time to time.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

         "Guarantor Request" and "Guarantor Order" mean, respectively, the written request or order signed in the name of the Guarantor by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Holder" means a Person in whose name a Security is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.1.

         "Interest Payment Date" means, as to each series of Securities, the Stated Maturity of an installment of interest on such Securities.

         "Investment Company Act" means the Investment Company Act of 1940 or any successor statute thereto, in each case as amended from time to time.

         "Issuer Trust" has the meaning specified in the first recital of this Indenture.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security or any installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 5.1(3).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Corporation or the Guarantor, as the context requires, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Corporation or the Guarantor, or any Affiliate of the Corporation or the Guarantor.

         "Original Issue Date" means the date of issuance specified as such in each Security.

         "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

                  (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or that have been paid pursuant to Section 3.7, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Corporation;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Corporation or any other obligor upon the Securities or any Affiliate of the Corporation or such other obligor. Upon the written request of the Trustee, the Corporation shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Corporation to be owned or held by or for the account of the Corporation, or any other obligor on the Securities or any Affiliate of the Corporation or such obligor, and subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. Notwithstanding anything herein to the contrary, Securities of any series initially issued to an Issuer Trust that are owned by such Issuer Trust shall be deemed to be Outstanding notwithstanding the ownership by the Corporation or an Affiliate of any beneficial interest in such Issuer Trust.

         "Paying Agent" means the Trustee or any Person authorized by the Corporation to pay the principal of (or premium, if any) or interest on, or other amounts in respect of, any Securities on behalf of the Corporation.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable pursuant to Section 3.1.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any security authenticated and delivered under Section 3.7 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Proceeding" has the meaning specified in Section 13.2.

         "Property Trustee" means, with respect to any Issuer Trust, the Person identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Issuer Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as therein provided.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or the terms of such Security.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of such series, the date that is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Rights Plan" means a plan of the Corporation or the Guarantor, as the case may be, providing for the issuance by the Corporation or the Guarantor, as the case may be, to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Corporation or Guarantor, as the case may be, which rights
(i) are deemed to be transferred with such shares of such Common Stock, and (ii) are also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified event or events.

         "Securities" or "Security" means any debt securities or debt security, as the case may be, authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.6.

       "Senior Debt" of the Corporation or the Guarantor, as the case may be, means (i) Senior Indebtedness of the Corporation or the Guarantor, respectively (but excluding trade accounts payable and accrued liabilities arising in the ordinary course of business), and (ii) the Allocable Amounts of Senior Subordinated Indebtedness of the Corporation or Guarantor, respectively.

       "Senior Indebtedness" means any obligation of the Corporation or the Guarantor, as the case may be, to its creditors, whether now outstanding or subsequently incurred, other than any obligation as to which, in the instrument creating or evidencing the obligation or pursuant to which the obligation is outstanding, it is provided that such obligation is not Senior Indebtedness. Senior Indebtedness does not include Senior Subordinated Indebtedness or the Securities.

       "Senior Subordinated Indebtedness" means any obligation of the Corporation or the Guarantor, as the case may be, to its creditors, whether now outstanding or subsequently incurred, where the instrument creating or evidencing the obligation or pursuant to which the obligation is outstanding, provides that it is subordinate and junior in right of payment to Senior Indebtedness.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof (or premium, if any) or interest (including any Additional Interest) thereon, means the date specified pursuant to the terms of such Security as the fixed date on which the principal of such Security or such installment of principal (or premium, if any) or interest (including any Additional Interest) is due and payable, as such date may, in the case of the stated maturity of the principal on any security, be shortened or extended as provided pursuant to the terms of such Security and this Indenture and, in the case of any installment of interest, subject to the deferral of any such date in the case of any Extension Period.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Corporation or the Guarantor, as the context requires, or by one or more other Subsidiaries, or by the Corporation or the Guarantor, as the context requires, and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Tax Event" means the receipt by an Issuer Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Capital Securities of such Issuer Trust, there is more than an insubstantial risk that (i) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Corporation to such Issuer Trust, (ii) interest payable by the Corporation on such corresponding series of Securities is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Corporation, in whole or in part, for United States Federal income tax purposes, or (iii) such Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Taxes" has the meaning specified in Section 3.17.

         "Trust Agreement" means, with respect to any Issuer Trust, the trust agreement or other governing instrument of such Issuer Trust.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C.
section 77aaa-77bbb), as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

         "Trust Securities" has the meaning specified in the first recital of this Indenture.

         "Vice President," when used with respect to the Corporation or the Guarantor, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president," of the Corporation or the Guarantor, respectively.

         SECTION 1.2. Compliance Certificate and Opinions.

         Upon any application or request by the Corporation or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Corporation or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

         (1) a statement by each individual signing such certificate or opinion that such individual has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions of such individual contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

         SECTION 1.3. Forms of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Corporation or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Corporation or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Corporation or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.4. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Corporation and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this
                                      -11-

Indenture and (subject to Section 6.1) conclusive in favor of the Trustee, the Corporation and the Guarantor, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

         (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

         (d) The ownership of Securities shall be proved by the Securities Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, the Corporation or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

         (f) The Corporation may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Corporation may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next succeeding paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Corporation from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Corporation, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2), or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the

Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Corporation's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Corporation in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

         With respect to any record date set pursuant to this Section, the party that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         (g) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         SECTION 1.5. Notices, Etc. to Trustee, Corporation and the Guarantor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder, any holder of Capital Securities, the Corporation or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust office, or

         (2) the Corporation or the Guarantor by the Trustee, any Holder or any holder of Capital Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Corporation or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Corporation or Guarantor.

         SECTION 1.6. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the relevant Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.7. Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 1.8. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.9. Successors and Assigns.

         All covenants and agreements in this Indenture by the Corporation or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

         SECTION 1.10. Separability Clause.

         If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Debt, the Holders of the Securities and, to the extent expressly provided in Sections 5.1, 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Capital Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.13. Non-Business Days.

         If any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) or other amounts in respect of such Security need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

         SECTION 1.14. Appointment of Agent for Service.

         The Guarantor hereby appoints the Senior Vice President of Banco Popular at the office of Banco Popular located in the City of New York as the Guarantor's authorized agent (the "Authorized Agent") upon whom service of process may be served in any action arising out of or based on the Securities, the Securities Guarantees or this Indenture (including any action based on or arising out of the United States federal securities laws) that may be instituted in New York State or United States Federal Courts sitting in the City of New York, by the Trustee or the Holder of any Security, and the Guarantor hereby expressly accepts the jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for service of process, and such successor's acceptance of such appointment, shall have occurred, and the Guarantor and such Authorized Agent will take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon an Authorized Agent will be deemed, in every respect, effective service of process upon the Guarantor. Notwithstanding the foregoing, any action against the Guarantor arising out of or based on any Security, the Securities Guarantees or this Indenture may also be instituted by the Holder of such Security in any court in the Commonwealth of Puerto Rico, and the Guarantor hereby expressly accepts the jurisdiction of any such court in respect of any such action.


                                   ARTICLE II

                                 SECURITY FORMS

         SECTION 2.1. Forms Generally.

         The Securities of each series and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Trustee at or prior to the delivery of the Corporation Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

         The Guarantees to be endorsed on the Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Guarantor or in one or more indentures supplemental hereto, in each case with appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Guarantees, as evidenced by their execution of such Guarantees. If the form of the Guarantees to be endorsed on the Securities is established by action taken pursuant to a Board Resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Guarantor and delivered to the Trustee at or prior to the delivery of the Guarantor Order contemplated by Section 3.3 for the authentication and delivery of such Guarantees.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         SECTION 2.2. Form of Face of Security.

                            BANPONCE FINANCIAL CORP.
                               [TITLE OF SECURITY]

No.              $

         BANPONCE FINANCIAL CORP., a corporation organized and existing under the laws of Delaware (hereinafter called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of __________ Dollars on __________ __, [if the Security is a Global Security, then insert, if applicable--, or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture,] [; provided that the Corporation may (i) shorten the Stated Maturity of the principal of this Security to a date not earlier than __________, in the circumstances described on the reverse hereof. The Corporation further promises to pay interest on said principal sum from , or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [monthly] [quarterly] [semi-annually] [if applicable, insert--(subject to deferral as set forth herein)] in arrears on [insert applicable Interest Payment Dates] of each year, commencing , , at the rate of % per annum, [if applicable insert--together with Additional Sums, if any, as provided in Section 10.6 of the Indenture] until the principal hereof is paid or duly provided for or made available for payment [if applicable, insert-- ; provided that any overdue principal, premium or Additional Sums and any overdue installment of interest shall bear Additional Interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), compounded [monthly] [quarterly] [semi-annually], from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360- day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by [twelve/four/two]. The interest so payable, and punctually paid or duly provided for,
                                      -17-
on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment [if applicable insert--, which shall be the [____________ or ____________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         [If applicable, insert--So long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to consecutive [monthly] [quarterly] [semi-annual] interest payment periods with respect to each deferral period (each an "Extension Period") [If applicable, insert--, during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date, and] at the end of which the Corporation shall pay all interest then accrued and unpaid including any Additional Interest, as provided below; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security [If Stated Maturity can be shortened or extended, insert--, as then in effect,] and no such Extension Period may end on a date other than an Interest Payment Date; and provided, further, however, that during any such Extension Period, the Corporation shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu in all respects with or junior in interest to this Security (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Corporation in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Corporation (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Corporation's capital stock (or any capital stock of a Subsidiary of the Corporation) for any class or series of the Corporation's capital stock or of any class or series of the Corporation's indebtedness for any class or series of the Corporation's capital stock, (c) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Corporation may further defer the payment of interest, provided that no Extension Period shall exceed consecutive [monthly] [quarterly] [semi-annual] interest payment periods, extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest
Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension
                                      -18-

Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension shall bear
Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum, compounded [monthly] [quarterly] [semi-annually] and calculated as set forth in the first paragraph of this Security, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment. The Corporation shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral [if applicable, insert--or so long as such Securities are held by [insert name of applicable Issuer Trust], at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Capital Securities of the record date or the date such Distributions are payable].

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the [insert Place of Payment], in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Corporation payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register, or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register].

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

                                     BANPONCE FINANCIAL CORP.


                                     By:
                                        Name:
                                        Title:

Attest:

----------------------------------
[Secretary or Assistant Secretary]

         SECTION 2.3. Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Corporation (herein called the "Securities"), issued and to be issued in one or more series under the Junior Subordinated Indenture, dated as of , (herein called the "Indenture"), among the Corporation, BANPONCE CORPORATION, as Guarantor, and [THE FIRST NATIONAL BANK OF CHICAGO], as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee, the holders of Senior Debt and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert--, limited in aggregate principal amount to $ ].

         All terms used in this Security that are defined in the Indenture [if applicable, insert--or in the Amended and Restated Trust Agreement, dated as of ___________, 199__ (as modified, amended or supplemented from time to time, the "Trust Agreement"), relating to [insert name of Issuer Trust] (the "Issuer Trust") among the Corporation, as Depositor, the Trustees named therein and the Holders from time to time of the Trust Securities issued pursuant thereto, shall have the meanings assigned to them in the Indenture [if applicable, insert--or the Trust Agreement, as the case may be].

         [If applicable, insert--The Corporation may at any time, at its option, on or after _________, ____, and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time, at the following Redemption Prices (expressed as percentages of the principal amount hereof): If redeemed during the 12-month period beginning _____________,

                                   Redemption
                     Year            Price
                     ----            -----








and thereafter at a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest [if applicable, insert--, including any Additional Interest,] to but excluding the date fixed for redemption.]

         [If applicable, insert--In addition, upon the occurrence and during the continuation of a Tax Event or a Capital Treatment Event in respect of the Issuer Trust, the Corporation may, at its option, at any time within 90 days of the occurrence and during the continuation of such Tax Event Capital Treatment Event, as the case may be, redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture, at a redemption price equal to [insert formula]].

         [If the Security is subject to redemption of any kind, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [If applicable, insert--If at any time a Tax Event or a Capital Treatment Event occurs and (i) in the opinion of counsel to the Corporation experienced in such matters, there would in all cases, after effecting the termination of any Trust which holds this Security and the distribution of this Security to the holders of the Trust Securities of such Trust in exchange therefor, be more than an insubstantial risk that an Adverse Tax Consequence (as defined below) would continue to exist, (ii) in the reasonable determination of the Corporation, there would in all cases, after effecting the termination of any Trust which holds this Security and the distribution of this Security to the holders of the Trust Securities of such Trust in exchange therefor, be more than an insubstantial risk that the Corporation would not be entitled to treat an amount equal to the Liquidation Amount of such Trust Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Corporation, or (iii) this Security is not held by a Trust, then the Corporation shall have the right (a) to shorten the Stated Maturity of this Security to the minimum extent required, but in any event to a date not earlier than ____________ (the action referred to in this clause (a) being referred to herein as a "Maturity Advancement"), such that, in the opinion of counsel to the Corporation experienced in such matters, after advancing the Stated Maturity, interest paid hereon will be deductible for United States federal income tax purposes, or (b) if either (x) in the opinion of counsel to the Corporation experienced in such matters, there would in all cases, after effecting a Maturity Advancement, be more than an insubstantial risk that an Adverse Tax Consequence would continue to exist or (y) in the reasonable determination of the Corporation, there would in all cases, after effecting a Maturity Advancement, be more than an insubstantial risk that the Corporation would not be entitled to treat an amount equal to the Liquidation Amount of the Trust Securities of a Trust holding this Security, if any, as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Corporation, to redeem this Security, in whole but not in part, at any time within 90 days following the occurrence of the Tax Event or Capital Treatment

Event, at a Redemption Price equal to [insert formula]. "Adverse Tax Consequence" means any of the following circumstances: (i) a Trust which holds this Security is, or will be, within 90 days of the Opinion of Counsel giving rise to a Tax Event, subject to United States federal income tax with respect to income received or accrued to this Security, (ii) interest payable by the Corporation on this Security is not, or within 90 days of the date of such Opinion of Counsel will not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes or (iii) a Trust which holds this Security is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.]

         The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Corporation with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the Corporation the Guarantor and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation, the Guarantor and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         [If the Security is not a Discount Security, insert--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders) [if applicable, insert--, provided that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Corporation and the Trustee]; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII of the Indenture.]

         [If the Security is a Discount Security, insert--As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of this series may declare an amount of principal of the Securities of this series to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders) [if applicable, insert--, provided that, if upon an Event of Default, the Trustee or such Holders fail to declare such principal amount of the Outstanding Securities of this series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Corporation and the Trustee]. The principal amount payable upon such acceleration shall be equal to--insert formula for determining the amount]. Upon any such declaration, such amount of the principal of and the accrued interest (including any Additional Interest) on all the Securities of this series shall become immediately due and payable, provided that the payment of such principal and interest (including any Additional Interest) on all the Securities of this series shall remain subordinated to the extent provided in Article XIII of the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Corporation's obligations in respect of the payment of the principal of and premium and interest, if any, on this Security shall terminate.]

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest [insert if applicable--including any Additional Interest)] on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $ and any integral multiple of $____________ in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Corporation and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 2.4. Additional Provisions Required in Global Security.

         Unless otherwise specified as contemplated by Section 3.1, any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         SECTION 2.5. Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                   [THE FIRST NATIONAL BANK OF CHICAGO,]
                                   as Trustee

                                   By:
                                       --------------------------------
                                             Authorized officer

         SECTION 2.6. Form of Guarantee.

         BANPONCE CORPORATION (the "Guarantor") hereby unconditionally guarantees to the Holder of this Security duly authenticated and delivered by the Trustee, the due and punctual payment of the principal, and premium, if any, of (including any amount in respect of original issue discount), and interest, if any (together with any Additional Sums payable pursuant to the terms of this Security), on this Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of this Security, when and as the same shall become due and payable, whether at Stated Maturity or on redemption, repayment or upon declaration of acceleration or otherwise according to the terms of this Security and of the Indenture. In case of default by the Corporation in the payment of any such principal (including any amount in respect of original issue discount), and any premium or interest (together with any Additional Sums payable pursuant to the terms of this Security), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same when and as the same shall become due and payable. The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Corporation with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand or payment, filing of claims with a court in the event of merger or bankruptcy of the Corporation, any right to require a demand or proceeding first against the Corporation, protest or notice with respect to this Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to this Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium or interest (together with any Additional Sums payable pursuant to the terms of this Security), thereon.

         The indebtedness evidenced by this Guarantee is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Guarantee, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Payments pursuant to this Guarantee shall be made without set-off, counterclaim, fees, liabilities or similar deductions, and free and clear of, and without deduction or withholding for, taxes, levies, imposts, duties, charges or fees of whatsoever nature now or hereafter imposed, levied, collected, deducted, withheld or assessed by or on behalf of the Commonwealth of Puerto Rico or any political subdivision or taxing authority thereof or therein, as provided for in Section 3.17 of the Indenture.

         The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, by making any payment hereunder (i) to be subrogated to the rights of a Holder against the Corporation with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Corporation in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

         This guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

         THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, Banponce Corporation has caused this Guarantee to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                       BANPONCE CORPORATION


                                       By:
                                           -----------------------
                                             Authorized officer


                                   ARTICLE III

                                 THE SECURITIES

         SECTION 3.1. Title and Terms.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a series:

                  (a) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

                  (b) the limit, if any, upon the aggregate principal amount of the Securities of such series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.6, 3.7, 9.6 or 11.6 and except for any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

                  (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (d) the Stated Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof, and any dates on which or circumstances under which, the Corporation shall have the right to extend or shorten such Stated Maturity or Maturities;

                  (e) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the date or dates from which any such interest or Additional Interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to
         Section 3.12 or as otherwise set forth therein, of the Corporation to defer or extend an Interest Payment Date, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

                  (f) the place or places where the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, any restrictions that may be applicable to any such transfer or exchange in addition to or in lieu of those set forth herein, and the place or places where notices and demands to or upon the Corporation in respect of the Securities of such series may be made;

                  (g) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Corporation, and if other than by a Board Resolution, the manner in which any election by the Corporation to redeem such Securities shall be evidenced;

                  (h) the obligation or the right, if any, of the Corporation to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (i) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

                  (j) if other than Dollars, the currency or currencies (including any currency unit or units) in which the principal of (and premium, if any) and interest and Additional Interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of Outstanding;

                  (k) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Corporation set forth herein with respect to the Securities of such series;

                  (l) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

                  (m) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (n) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (o) any index or indices used to determine the amount of payments of principal of and premium, if any, on the Securities of such series or the manner in which such amounts will be determined;

                  (p) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends that shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.6 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (q) the appointment of any Paying Agent or agents for the Securities of such series;

                  (r) the terms of any right to convert or exchange Securities of such series into any other securities or property of the Corporation, and the additions or changes, if any, to this Indenture with respect to the Securities of such series to permit or facilitate such conversion or exchange;

                  (s) if such Securities are to be issued to an Issuer Trust, the form or forms of the Trust Agreement, Guarantee Agreement and Expense Agreement relating thereto;

                  (t) if other than as set forth herein, the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not;

                  (u) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.2;

                  (v) any addition to or change in the covenants set forth in
         Article X which applies to Securities of the series; and

                  (w) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1(6)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided herein or in or pursuant to such Board Resolution and set forth, or determined in the manner provided, in such Officers' Certificate or in any indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         The Securities shall be subordinated in right of payment to Senior Debt as provided in Article XIII.

         SECTION 3.2. Denominations.

         The Securities of each series shall be in registered form without coupons and shall be issuable in denominations of $25 and any integral multiple thereof, unless otherwise specified as contemplated by Section 3.1.

         SECTION 3.3. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Corporation by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities of any series executed by the Corporation, having endorsed thereon Guarantees duly executed by the Guarantor, to the Trustee for authentication, together with a Corporation Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Corporation Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Corporation in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

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




If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Corporation Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.4. Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Corporation may execute, and upon Corporation Order the Trustee shall authenticate and deliver, temporary Securities, having endorsed thereon Guarantees duly executed by the Guarantor, that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Corporation will cause definitive Securities of such series, having endorsed thereon Guarantees duly executed by the Guarantor, to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities, having endorsed thereon Guarantees duly executed by the Guarantor, upon surrender of the temporary Securities at the office or agency of the Corporation designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, having endorsed thereon Guarantees duly executed by the Guarantor, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 3.5. Global Securities.

         (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Corporation for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security, and the Corporation is unable to locate a qualified successor, (ii) the Corporation executes and delivers to the Trustee a Corporation Order stating that the Corporation elects to terminate the book-entry system through the Depositary, or
(iii) there shall have occurred and be continuing an Event of Default.

         (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article III. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either
(i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced, subject to Section 3.6(b)(v), or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Trustee shall, subject to Section 3.5(b) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

         (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III, Section 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         (e) Securities distributed to holders of Book-Entry Capital Securities (as defined in the applicable Trust Agreement) upon the dissolution of an Issuer Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Securities distributed to holders of Capital

Securities other than Book-Entry Capital Securities upon the dissolution of an Issuer Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

         (f) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

         (g) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

         SECTION 3.6. Registration, Transfer and Exchange Generally.

         The Corporation shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the offices or agencies of the Corporation designated for that purpose the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, having endorsed thereon Guarantees duly executed by the Guarantor, of any authorized denominations of like tenor and aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of the same series, having endorsed thereon Guarantees duly executed by the Guarantor, of any authorized denominations, of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Securities (having Guarantees duly endorsed thereon) that the Holder making the exchange is entitled to receive.

         All Securities and the Guarantees endorsed thereon issued upon any transfer or exchange of Securities shall be the valid obligations of the Corporation and the Guarantor, respectively, evidencing the same debt and guarantee thereon, and entitled to the same benefits under this Indenture, as the Securities and Guarantees surrendered upon such transfer or exchange.

         Every Security presented or surrendered for transfer or exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

         Neither the Corporation nor the Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of selection for redemption of Securities of that series pursuant to Article XI and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any such Security to be redeemed in part, any portion thereof not to be redeemed.

         SECTION 3.7. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Corporation or the Trustee to save each of them harmless, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series (having Guarantees duly endorsed thereon), of like tenor and aggregate principal amount, and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Corporation and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them, the Guarantor and any agent of any of them harmless, then, in the absence of notice to the Corporation or the Trustee that such Security has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series (having Guarantees duly endorsed thereon), of like tenor and aggregate principal amount as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

         If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security and the related Guarantees issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Corporation and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.8. Payment of Interest and Additional Interest; Interest Rights Preserved.

         Interest and Additional Interest on any Security of any series that is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest and any Additional Interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities.

         Any interest on any Security that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Corporation, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Corporation may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Corporation, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Corporation may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

         SECTION 3.9. Persons Deemed Owners.

         The Corporation, the Guarantor, the Trustee and any agent of the Corporation, the Guarantor or the Trustee shall treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.8) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Corporation, the Guarantor, the Trustee nor any agent of the Corporation, the Guarantor or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Corporation, the Trustee and any agent of the Corporation or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Trustee or any agent of the Corporation or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

         SECTION 3.10. Cancellation.

         All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Corporation may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Corporation may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Corporation a certificate of such destruction.

         SECTION 3.11. Computation of Interest.

         Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any partial period shall be computed on the basis of a 360- day year of twelve 30-day months and the actual number of days elapsed in any partial month in such period, and interest on the Securities of each series for a full period shall be computed by dividing the rate per annum by the number of interest periods that together constitute a full twelve months.

         SECTION 3.12. Deferrals of Interest Payment Dates.

         If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each, an "Extension Period"), during which Extension Periods the Corporation shall, if so specified as contemplated by
Section 3.1, have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; and provided further, however that during any such Extension Period, the Corporation shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu in all respects with or junior in interest to the Securities of such series (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Corporation in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Corporation (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Corporation's capital stock (or any capital stock of a Subsidiary of the Corporation) for any class or series of the Corporation's capital stock or of any class or series of the Corporation's indebtedness for any class or series of the Corporation's capital stock, (c) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or
(e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Corporation may further defer the payment of interest, provided that no Extension Period shall exceed the period or periods specified in such Securities, extend beyond the Stated Maturity of the principal of such Securities or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above conditions. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest as and to the extent as may be specified as contemplated by Section 3.1. The Corporation shall give the Holders of the Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, with respect to any Securities of a series issued to an Issuer Trust, so long as any such Securities are held

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



by such Issuer Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Capital Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Capital Securities of the record date or the date such Distributions are payable.

         The Trustee shall promptly give notice of the Corporation's election to begin any such Extension Period to the Holders of the Outstanding Securities of such series.

         SECTION 3.13. Right of Set-Off.

         With respect to the Securities of a series initially issued to an Issuer Trust, notwithstanding anything to the contrary herein, the Corporation shall have the right to set off any payment it is otherwise required to make in respect of any such Security to the extent the Corporation has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee Agreement relating to such Security or to a holder of Capital Securities pursuant to an action undertaken under Section 5.8 of this Indenture.

         SECTION 3.14. Agreed Tax Treatment.

         Each Security issued hereunder shall provide that the Corporation and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

         SECTION 3.15. Shortening or Extension of Stated Maturity.

         If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, the Corporation shall have the right to (i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series, and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, but in no event to a date later than the 49th anniversary of the first Interest Payment Date following the Original Issue Date of the Securities of such series; provided that, if the Company elects to exercise its right to extend the Stated Maturity of the principal of the Securities of such series pursuant to clause (ii), above, at the time such election is made and at the time of extension (A) the Company is not in bankruptcy, otherwise insolvent or in liquidation, (B) the Company is not in default in the payment of any interest or principal on such Securities, (C) if the Issuer Trust has not been liquidated, such Issuer Trust is not in arrears on payments of Distributions on the Capital Securities issued by such Issuer Trust and no deferred Distributions are accumulated, (D) such Securities are rated not less than BBB- by S&P or Baa3 by Moody's or the equivalent by any other nationally recognized statistical rating organization and (E) after such extension, the Securities shall not have a remaining term to maturity of more than 30 years. In the event the Company elects to shorten or extend the Stated Maturity of the Securities of such series, it shall give notice to the Trustee, and the Trustee shall give notice of such shortening or extension to the Holders, no less than 30 and no more than 60 days prior to the effectiveness thereof.


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



         SECTION 3.16. CUSIP Numbers.

         The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption and other similar or related materials as a convenience to Holders; provided that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

         SECTION 3.17. Guarantee of Debt Securities.

         The Guarantor hereby unconditionally guarantees to each Holder of a Security of each series authenticated and delivered by the Trustee, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional Sums payable pursuant to the terms of such Security), on such Security and the due and punctual payment of the sinking fund payments, if any, and analogous obligations, if any, provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of such Security and of this Indenture. In case of default by the Corporation in the payment of any such principal (including any amount in respect of original issue discount), any premium and interest (together with any Additional Sums payable pursuant to the terms of such Security), sinking fund payment, or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all other unsecured and subordinated obligations of the Guarantor, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of such Security, any invalidity, irregularity or unenforceability of any such Security or this Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Corporation with respect thereto by the Holder of such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The payment, filing of claims with a court in the event of merger or bankruptcy of the Corporation, any right to require a demand or proceeding first against the Corporation, protect or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this guarantee will not be discharged as to any such Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional Sums payable pursuant to the terms of such Security), thereon.

         All payments pursuant to the Guarantee shall be made without set-off, counterclaim, fees, liabilities or similar deductions, and free and clear of, and without deduction or withholding for, taxes, levies, imposts, duties, charges or fees of whatsoever nature now or hereafter imposed, levied, collected, deducted, withheld or assessed by or on behalf of the Commonwealth of Puerto Rico or any political subdivision or taxing authority thereof or therein ("Taxes"). If the Guarantor or any agent thereof is required by law or regulation to make any deduction or withholding for or on account of Taxes, the Guarantor shall pay such additional amounts ("Additional Guarantee Payments") as shall be necessary in order that the net amounts received pursuant to the Guarantee by the Holders of the Securities of any series or the holders or beneficial owners of any interest therein or rights in respect thereof after such deduction or withholding shall equal the amount that would have been receivable

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



thereunder in the absence of such deduction or withholding, except that no such Additional Guarantee Payments shall be payable:

                  (a) to any Holder of a Security or any interest therein or rights in respect thereof where such deduction or withholding is required by reason of such Holder having some connection with the Commonwealth of Puerto Rico or any political subdivision or taxing authority thereof or thereon other than the mere holding of a payment in respect of such security;

                  (b) in respect of any deduction or withholding that would not have been required but for the presentation by the Holder of a Security for payment on a date more than 30 days after the Stated Maturity or the date on which payment thereof is duly provided for, whichever occurs later; or

                  (c) in respect of any deduction or withholding that would not have been required but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Commonwealth of Puerto Rico, or any political subdivision or taxing authority thereof or therein, of the Holder of a Security or any interest therein or rights in respect thereof, if compliance is required by the Commonwealth of Puerto Rico, or any political subdivision or taxing authority thereof or therein, as a precondition to exemption from such deduction or withholding.

         The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making payment hereunder (i) to be subrogated to the rights of a Holder against the Corporation with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Corporation in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment.

         The guarantee set forth in this Section shall not be valid or become obligatory for any purpose with respect to a Security of any series until the certificate of authentication on such Security shall have been signed by the Trustee.

         SECTION 3.18. Execution of Guarantees

         To evidence its guarantee specified in Section 3.17 to the Holders of Securities of any series, the Guarantor hereby agrees to execute the Guarantees in substantially the form above recited to be endorsed on each Security of such series authenticated and delivered by the Trustee. Such Guarantees shall be executed on behalf of the Guarantor by its Chairman or its Vice Chairman or its President or any Vice President prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantees on behalf of the Guarantor. Typographical and other minor errors or defects in any such reproduction of any signature shall not affect the validity or enforceability of any Guarantee that has been duly authenticated and delivered by the Trustee.

         Such signatures may be the manual or facsimile signatures of such officers and may be imprinted or otherwise reproduced on the Guarantees. In case any officer of the Guarantor who shall have signed any of the Guarantees shall cease to be an officer before the Security on which such Guarantees are endorsed shall have been authenticated and delivered by the Trustee or disposed of by

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



the Corporation, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantees had not ceased to be such officer, and any Guarantees may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantees, shall be the proper officers of the Guarantor, although at the date of such Security or of the execution of this Indenture any such person was not such an officer.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1. Satisfaction and Discharge of Indenture.

         This Indenture shall, upon Corporation Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this Section 4.1) and the Trustee, on demand of and at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.7 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in
         Section 10.3) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                  (i)      have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year of the date of deposit, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation, and the Corporation, in the case of subclause (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;


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



         (2) the Corporation or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Corporation; and

         (3) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation and the Guarantor to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section
6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

         SECTION 4.2. Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and Guarantees and this Indenture, to the payment, either directly or through any Paying Agent (including the Corporation acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (including any Additional Interest) for the payment of which such money or obligations have been deposited with or received by the Trustee.


                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1. Events of Default.

         "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) except as may be specified pursuant to Section 3.1:

         (1) default in the payment of any interest upon any Security of that series, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

         (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

         (3) failure on the part of the Corporation or the Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Corporation or the Guarantor, respectively, in the Securities of that series or the Guarantees endorsed thereon or in this Indenture for a period of 90 days after the date on which written notice of such failure, requiring the Corporation or the

Guarantor, as the case may be, to remedy the same, shall have been given to the Corporation and the Guarantor by the Trustee by registered or certified mail or to the Corporation, the Guarantor and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

         (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Corporation or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Corporation or the Guarantor under the Bankruptcy Code or any other similar applicable Federal or State law, which decree or order shall have continued undischarged and unstayed for a period of 60 days; or the entry of a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Corporation or the Guarantor or of its property, or for the winding up or liquidation of its affairs, which decree or order shall have continued undischarged and unstayed for a period of 60 days; or

         (5) the commencement by the Corporation or the Guarantor of voluntary proceedings to be adjudicated a bankrupt, or consent by the Corporation or the Guarantor to the filing of a bankruptcy proceeding against it, or the filing by the Corporation or the Guarantor of a petition or answer or consent seeking reorganization under the Bankruptcy Code or any other similar Federal or State law, or consent by the Corporation or the Guarantor to the filing of any such petition, or the consent by the Corporation or the Guarantor to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or the making by the Corporation or the Guarantor of an assignment for the benefit of creditors, or the admission by the Corporation or the Guarantor in writing of its inability to pay its debts generally as they become due; or

         (6) any other Event of Default provided with respect to Securities of that series.

         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Corporation and the Guarantor (and to the Trustee if given by Holders), provided that, in the case of the Securities of a series issued to an Issuer Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series fail to declare the principal of all the Outstanding Securities of such series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Capital Securities issued by such Issuer Trust then outstanding shall have the right to make such declaration by a notice in writing to the Corporation, the Guarantor and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Securities of such series shall become immediately due and payable. If an Event of Default specified in Section 5.1(4) or 5.1(5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of such series (or, if the Securities of such series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Corporation, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

         (1) the Corporation or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

         (A) all overdue installments of interest on all Securities of such series,

         (B) any accrued Additional Interest on all Securities of such series,

         (C) the principal of (and premium, if any, on) any Securities of such series that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Securities, and

         (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

         In the case of Securities of a series initially issued to an Issuer Trust, if the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Capital Securities issued by such Issuer Trust then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Corporation, the Guarantor and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) above of this
Section 5.2.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

         Each of the Corporation and the Guarantor covenants that if:

         (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or


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



         (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Corporation and the Guarantor will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest (including any Additional Interest), and, in addition thereto, all amounts owing the Trustee under Section 6.7.

         If the Corporation and the Guarantor fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Corporation and the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Corporation and the Guarantor or any other obligor upon the Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.4. Trustee May File Proofs of Claim.

         In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Corporation or the Guarantor (or any other obligor upon the Securities), or the property of the Corporation or of such other obligor or their creditors,

                  (a) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Corporation or the Guarantor for the payment of overdue principal (and premium, if any) or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (i) to file and prove a claim for the whole amount of
                  principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial proceedings; and

                           (ii) in particular, the Trustee shall be authorized
                  to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

                  (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

        SECTION 5.5. Trustee May Enforce Claim Without Possession of
Securities.

         All rights of action and claims under this Indenture or the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the Guarantees or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to Article XIII and after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under
Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 5.6. Application of Money Collected.

         Any money or property collected or to be applied by the Trustee with respect to a series of Securities or the Guarantees thereon pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest (including any Additional Interest), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

         SECOND: Subject to Article XIII, to the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest (including any Additional Interest) in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Securities for principal (and premium, if any) and interest (including any Additional Interest), respectively; and

         THIRD: The balance, if any, to the Person or Persons entitled thereto.


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



         SECTION 5.7. Limitation on Suits.

         Subject to Section 5.8, no Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by Holders of Capital Securities.

         Notwithstanding any other provision in this Indenture, the Holder of any Security of any series shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to an Issuer Trust, any registered holder of the series of Capital Securities issued by such Issuer Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against the Corporation or the Guarantor for enforcement of payment to such holder of principal of (premium, if any) and (subject to Sections 3.8 and 3.12) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Capital Securities held by such holder.


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



         SECTION 5.9. Restoration of Rights and Remedies.

         If the Trustee, any Holder or any holder of Capital Securities issued by any Issuer Trust has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Securities, then and in every such case the Corporation, the Guarantor, the Trustee, such Holders and such holder of Capital Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Holder and such holder of Capital Securities shall continue as though no such proceeding had been instituted.

         SECTION 5.10. Rights and Remedies Cumulative.

         Except as otherwise provided in the last paragraph of Section 3.7, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. Delay or Omission Not Waiver.

         No delay or omission of the Trustee, any Holder of any Security with respect to the Securities of the related Series or any holder of any Capital Security to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of the related series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

         Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Capital Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Capital Securities, as the case may be.

         SECTION 5.12. Control by Holders.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

         (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

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




         SECTION 5.13. Waiver of Past Defaults.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series affected thereby and, in the case of any Securities of a series initially issued to an Issuer Trust, the holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the Capital Securities issued by such Issuer Trust may waive any past default hereunder and its consequences with respect to such series except a default:

         (1) in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series (unless such default has been cured and the Corporation or Guarantor has paid to or deposited with the Trustee a sum sufficient to pay all matured installments of interest (including any Additional Interest) and all principal of (and premium, if any, on) all Securities of that series due otherwise than by acceleration), or

         (2) in respect of a covenant or provision hereof that under Article IX cannot be modified or amended without the consent of each Holder of any Outstanding Security of such series affected.

         Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series or, in the case of a waiver by holders of Capital Securities issued by such Issuer Trust, by all holders of Capital Securities issued by such Issuer Trust.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 5.14. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security.

         SECTION 5.15. Waiver of Usury, Stay or Extension Laws.

         Each of the Corporation and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Corporation and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the

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



execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.1. Certain Duties and Responsibilities.

         (a) Except during the continuance of an Event of Default,

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of a series.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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




         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 6.2. Notice of Defaults.

         Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest (including any Additional Interest) on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         SECTION 6.3. Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Corporation or the Guarantor mentioned herein shall be sufficiently evidenced by a Corporation Request or Corporation or Guarantor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;


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



         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Corporation, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Corporation of the Securities or the proceeds thereof.

         SECTION 6.5. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Corporation or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Corporation or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

         SECTION 6.6. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Corporation or the Guarantor.

         SECTION 6.7. Compensation and Reimbursement.

         Each of the Corporation and the Guarantor agrees

         (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Corporation and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel),

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



except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or 5.1(5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

         SECTION 6.8. Disqualification; Conflicting Interests.

         (a) The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).

         (b) The Trust Agreement and the Guarantee Agreement with respect to each Issuer Trust shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         SECTION 6.9. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be:

         (a) a corporation organized and doing business under the laws of the United States of America or of any State or Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

         (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, it shall resign immediately in the manner and with the effect hereinafter specified in

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



this Article VI. Neither the Corporation, the Guarantor nor any Person directly or indirectly controlling, controlled by or under common control with the Corporation or the Guarantor shall serve as Trustee for the Securities of any series issued hereunder.

         SECTION 6.10. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Corporation and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Corporation and the Guarantor.

         (d) If at any time:

         (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Corporation, the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Corporation, the Guarantor or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Corporation, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to the Securities of all series issued hereunder, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of all series issued hereunder and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Corporation, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Corporation, the Guarantor and the retiring

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



Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Corporation. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 5.14, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Corporation shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 6.11. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Corporation, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Corporation, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Corporation, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring

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



Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Corporation, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Corporation and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

         SECTION 6.13. Preferential Collection of Claims Against Corporation or Guarantor.

         If and when the Trustee shall be or become a creditor of the Corporation or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Corporation or the Guarantor (or any such other obligor).

         SECTION 6.14. Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Corporation and shall at all times be a corporation

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



organized and doing business under the laws of the United States of America, or of any State or Territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Corporation and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Corporation and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent, which shall be acceptable to the Corporation and shall give notice of such appointment in the manner provided in
Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.



Dated:
                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   As Trustee


                                   By:
                                      ---------------------------------
                                         As Authenticating Agent


                                   By:
                                       --------------------------------
                                          Authorized Officer



                                   ARTICLE VII

              HOLDER'S LISTS AND REPORTS BY TRUSTEE AND CORPORATION

         SECTION 7.1. Corporation to Furnish Trustee Names and Addresses of Holders.

         The Corporation will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, on or before June 30 and December 31 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the corporation and has not otherwise been received by the Trustee in its capacity as Securities Registrar.

         SECTION 7.2. Preservation of Information, Communications to Holders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.


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



         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Corporation, the Guarantor and the Trustee that none of the Corporation, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

         SECTION 7.3. Reports by Trustee.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

         (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than January 31 in each calendar year.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed and also with the Commission. The Corporation will notify the Trustee when any Securities are listed on any securities exchange.

         SECTION 7.4. Reports by Corporation.

         The Corporation and the Guarantor shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Guarantor may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Guarantor shall continue to file with the Commission and provide the Trustee with the annual reports and the information, documents and other reports which are specified in Sections 13 and 15(d) of the Exchange Act. The Corporation and the Guarantor also shall comply with the other provisions of Trust Indenture Act Section 314(a).


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 8.1. Corporation and Guarantor May Consolidate, Etc., Only on Certain Terms.

         Neither the Guarantor nor the Corporation shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Guarantor or the Corporation or convey,

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



transfer or lease its properties and assets substantially as an entirety to the Guarantor or the Corporation, unless:

         (1) if the Guarantor or the Corporation shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Guarantor or the Corporation is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Guarantor or the Corporation substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State or Territory thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (i) in the case of the Guarantor, expressly guarantee, or (ii) in the case of the Corporation, expressly assume the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Interest) on all the Securities of every series and the performance of every covenant of this Indenture on the part of the Guarantor or the Corporation, as the case may be, to be performed or observed;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have happened and be continuing; and

         (3) the Guarantor or the Corporation, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

         SECTION 8.2. Successor Corporation Substituted.

         Upon any consolidation or merger by the Guarantor or the Corporation, as the case may be, with or into any other Person, or any conveyance, transfer or lease by the Guarantor or the Corporation of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Guarantor or the Corporation, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor or the Corporation, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Guarantor or the Corporation, as the case may be, herein; and in the event of any such conveyance, transfer or lease the Guarantor or the Corporation, as the case may be, shall be discharged from all obligations and covenants under this Indenture and the Securities and the Guarantees, as the case may be.

         Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Corporation, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Corporation, and having endorsed thereon Guarantees duly executed by the Guarantor, and delivered to the Trustee; and, upon the order of such successor Person instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities having endorsed thereon Guarantees duly executed by the Guarantor, that previously shall have been signed and delivered by the officers of the

Corporation to the Trustee for authentication pursuant to such provisions and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

         In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1. Supplemental Indentures without Consent of Holders.

         Without the consent of any Holders, the Corporation and the Guarantor, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Corporation or the Guarantor, and the assumption by any such successor of the covenants of the Corporation or Guarantor herein and in the Securities and Guarantees contained; or

                  (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Corporation or Guarantor; or

                  (3) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

                  (4) to add to the covenants of the Corporation or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of the series specified) or to surrender any right or power herein conferred upon the Corporation or the Guarantor; or

                  (5) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of the series specified); or

                  (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall (a) become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (b) not apply to any Outstanding Securities; or

                  (7) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (7) shall not adversely affect the interest of the Holders of Securities of any series in any material respect or, in the case of the Securities of a series issued to an Issuer Trust and for so long as any of the corresponding series of Capital Securities issued by such Issuer Trust shall remain outstanding, the holders of such Capital Securities; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (9) to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.

         SECTION 9.2. Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Corporation, the Guarantor and the Trustee, the Corporation, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each series affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

         (2) reduce the percentage in aggregate principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) modify any of the provisions of this Section, Section 5.13 or
Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

provided, further, that, in the case of the Securities of a series issued to an Issuer Trust, so long as any of the corresponding series of Capital Securities issued by such Issuer Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Capital Securities then outstanding unless and until the principal of (and premium, if any, on) the Securities of such series and all accrued and (subject to Section 3.8) unpaid interest (including any Additional Interest) thereon have been paid in full, and (ii) no amendment shall be made to
Section 5.8 of this Indenture that would impair the rights of the holders of Capital Securities issued by any Issuer Trust provided therein without the prior consent of the holders of each such Capital Security then outstanding unless and until the principal of (and premium, if any, on) the Securities of such series and all accrued and (subject to Section 3.12) unpaid interest (including any Additional Interest) thereon have been paid in full.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or any corresponding series of Capital Securities of an Issuer Trust that holds the Securities of any series, or that modifies the rights of the Holders of Securities of such series or holders of such Capital Securities of such corresponding series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or holders of Capital Securities of any other such corresponding series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.3. Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent herein provided for relating to such action have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.5. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 9.6. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Corporation, bear a notation in form approved by the Corporation as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                                    COVENANTS

         SECTION 10.1. Payment of Principal, Premium and Interest.

         The Corporation covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities of that series in accordance with the terms of such Securities and this Indenture.

         SECTION 10.2. Maintenance of Office or Agency.

         The Corporation will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of that series and this Indenture may be served. The Corporation initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Corporation will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Corporation shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Corporation may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Corporation will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

         SECTION 10.3. Money for Security Payments to be Held in Trust.

         If the Corporation shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

         Whenever the Corporation shall have one or more Paying Agents, it will, prior to 10:00 a.m., New York City time, on each due date of the principal of (or premium, if any) or interest (including any Additional Interest) on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest (including any Additional Interest) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest (including any Additional Interest), and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its failure so to act.

         The Corporation will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on the Securities of a series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Corporation (or any other obligor upon such Securities) in the making of any payment of principal (and premium, if any) or interest (including any Additional Interest) in respect of any Security of any Series;

                  (3) at any time during the continuance of any default with respect to a series of Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent with respect to such series; and

                  (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

         The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Corporation Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation in trust for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Corporation Request to the Corporation, or (if then held by the Corporation) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Corporation cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation.

         SECTION 10.4. Statement as to Compliance.

         Each of the Corporation and the Guarantor shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Corporation or the Guarantor, respectively, ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Corporation or the Guarantor, respectively, is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Corporation or the Guarantor, respectively, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

         SECTION 10.5. Waiver of Certain Covenants.

         Subject to the rights of holders of Capital Securities specified in
Section 9.2, if any, the Corporation or the Guarantor, as the case may be, may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 3.1, 9.1(3) or 9.1(4) with respect to the Securities of any series, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Corporation or the Guarantor, as the case may be, in respect of any such covenant or condition shall remain in full force and effect.

         SECTION 10.6. Additional Sums.

         In the case of the Securities of a series initially issued to an Issuer Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by Section 2.1 or Section 3.1, if (i) an Issuer Trust is the Holder of all of the Outstanding Securities of such series, and (ii) a Tax Event has occurred and is continuing in respect of such Issuer Trust, the Corporation shall pay to such Issuer Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Issuer Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Securities of such series, such additional sums as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in such Trust Agreement)) then due and payable by such Issuer Trust on the related Capital Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "Additional Sums"). Whenever in this Indenture the Securities or the Guarantees there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest pursuant to Section 3.12 or the Securities shall not defer the payment of any Additional Sums that may be due and payable.

         SECTION 10.7. Additional Covenants.

         Each of the Corporation and the Guarantor covenants and agrees with each Holder of Securities of each series that it shall not (x) declare or pay any dividends or distributions on, or redeem purchase, acquire or make a liquidation payment with respect to, any shares of the Corporation's or the Guarantor's capital stock, or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation or the Guarantor (including other Securities) that rank pari passu in all respects with or junior in interest to the Securities of such series or the Guarantees, respectively (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Corporation or the Guarantor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Corporation or the Guarantor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Corporation's or the Guarantor's capital stock (or any capital stock of a Subsidiary of the Corporation or the Guarantor) for any class or series of the Corporation's or the Guarantor's capital stock, respectively, or of any class or series of the Corporation's or the Guarantor's indebtedness for any class or series of the Corporation's or the Guarantor's capital stock, respectively, (c) the purchase of fractional interests in shares of the Corporation's or the Guarantor's capital stock, respectively, pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock) if at such time (i) there shall have occurred any event (A) of which the Corporation or the Guarantor has actual knowledge that with the giving of notice or the lapse of time, or both, would constitute an Event of Default with respect to the Securities of such series, and (B) which the Corporation and the Guarantor shall not have taken reasonable steps to cure, (ii) if the Securities of such series are held by an Issuer Trust, the Corporation or the Guarantor shall be in default with respect to its payment of any obligations under the Guarantee Agreement relating to the Capital Securities issued by such Issuer Trust, or (iii) the Corporation shall have given notice of its election to begin an Extension Period with respect to the

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



Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

         The Corporation also covenants with each Holder of Securities of a series issued to an Issuer Trust (i) to hold, directly or indirectly, 100% of the Common Securities of such Issuer Trust, provided that any permitted successor of the Corporation hereunder may succeed to the Corporation's ownership of such Common Securities, (ii) as holder of such Common Securities, not to voluntarily terminate, wind-up or liquidate such Issuer Trust, other than
(a) in connection with a distribution of the Securities of such series to the holders of the related Capital Securities in liquidation of such Issuer Trust, or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement, and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Issuer Trust to continue not to be taxable as a corporation for United States federal income tax purposes.

         SECTION 10.8.   Original Issue Discount.

         For each year during which any Securities that were issued with original issue discount are Outstanding, the Corporation shall furnish to each Paying Agent in a timely fashion such information as may be reasonably requested by each Paying Agent in order that each Paying Agent may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includible in income for each $1,000 of principal amount at Stated Maturity of outstanding Securities during such year.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         SECTION 11.1 Applicability of This Article.

         Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of a series shall be subject to partial redemption only in the amount of $1,000 or any integral multiples thereof.

         SECTION 11.2. Election to Redeem; Notice to Trustee.

         The election of the Corporation to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Corporation, the Corporation shall, at least 45 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and, in the case of Securities of a series held by an Issuer Trust, the Property Trustee under the related Trust Agreement, of such date and of the principal amount of Securities of the applicable series to be redeemed and provide the additional information required to be included in the notice or notices contemplated by Section 11.4; provided that in the case of any

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series of Securities initially issued to an Issuer Trust, for so long as such
Securities are held by such Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement). In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Corporation shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

         SECTION 11.3. Selection of Securities to be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         The Trustee shall promptly notify the Corporation in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

         SECTION 11.4. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register, provided that in the case of any series of Securities initially issued to an Issuer Trust, for so long as such Securities are held by such Issuer Trust, such notice shall be given not less than 45 nor more than 75 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee under the related Trust Agreement).

         With respect to Securities of each series to be redeemed, each notice of redemption shall state:

         (a) the Redemption Date;

         (b) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

         (c) if less than all Outstanding Securities of such particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

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




         (d) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest (including any Additional Interest) thereon, if any, shall cease to accrue on and after said date;

         (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

         (f) that the redemption is for a sinking fund, if such is the case;

         (g) such other provisions as may be required in respect of the terms of a particular series of Securities.

         Notice of redemption of Securities to be redeemed at the election of the Corporation shall be given by the Corporation or, at the Corporation's request, by the Trustee in the name and at the expense of the Corporation and shall be irrevocable. The notice if mailed in the manner provided above shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         SECTION 11.5. Deposit of Redemption Price.

         Prior to 10:00 a.m., New York City time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Corporation will deposit with the Trustee or with one or more Paying Agents (or if the Corporation is acting as its own Paying Agent, the Corporation will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including any Additional Interest) on, all the Securities (or portions thereof) that are to be redeemed on that date.

         SECTION 11.6. Payment of Securities Called for Redemption.

         If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Corporation at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest (including any Additional Interest) whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.8.

         Upon presentation of any Security redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Corporation, a new Security or Securities of the same series, of authorized denominations, in aggregate principal

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



amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 11.7. Right of Redemption of Securities Initially Issued to an Issuer Trust.

         In the case of the Securities of a series initially issued to an Issuer Trust, except as otherwise specified as contemplated by Section 3.1, the Corporation, at its option, may redeem such Securities (i) on or after the date specified in such Security, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event or a Capital Treatment Event, at any time within 90 days following the occurrence and during the continuation of such Tax Event or Capital Treatment Event, in whole (but not in part), in each case at a Redemption Price of 100% unless specified in such Security, together with accrued interest (including any Additional Interest) to the Redemption Date.

         If less than all the Securities of any such series are to be redeemed, the aggregate principal amount of such Securities remaining Outstanding after giving effect to such redemption shall be sufficient to satisfy any provisions of the Trust Agreement related to the Issuer Trust to which such Securities were issued, including any requirement in such Trust Agreement as to the minimum Liquidation Amount (as defined in such Trust Agreement) of Capital Securities that may be held by a holder of Capital Securities thereunder.


                                   ARTICLE XII

                                  SINKING FUNDS

         SECTION 12.1. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities.

         The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount that is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

         SECTION 12.2. Satisfaction of Sinking Fund Payments with Securities.

         In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Corporation may at its option, at any time no more than 16 months

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



and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Corporation, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Corporation Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Corporation by way of bona fide sale or other negotiation for value; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 12.3. Redemption of Securities for Sinking Fund.

         Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Corporation will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Corporation shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Corporation to deliver such Officers' Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Officers' Certificate) by the due date therefor, the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

         Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Corporation if the Corporation is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Corporation is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Corporation if the Corporation is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Corporation in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall

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



be made upon the terms and in the manner stated in Section 11.6. On or before each sinking fund payment date, the Corporation shall pay to the Trustee (or, if the Corporation is acting as its own Paying Agent, the Corporation shall segregate and hold in trust as provided in Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal (and premium, if any) and any interest (including any Additional Interest) accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.3.

         Neither the Trustee nor the Corporation shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Corporation, if the Corporation is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Corporation) for that purpose in accordance with the terms of this Article XII. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.3.


                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

         SECTION 13.1. Securities Subordinate to Senior Debt.

         Each of the Corporation and the Guarantor covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Securities of each and every series and payments under the Guarantees are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Corporation and the Guarantor, respectively.

         SECTION 13.2. No Payment When Senior Debt in Default; Payment Over of Proceeds Upon Dissolution, Etc.

         If the Corporation or the Guarantor shall default in the payment of any principal of (or premium, if any) or interest on any of its respective Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Corporation or the Guarantor, as the case may be, by the holders of Senior Debt or any trustee therefor, unless and until such default shall have

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



been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest (including any Additional Interest) on any of the Securities or the Guarantees, respectively, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities or the Guarantees, respectively.

         In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to either of the Corporation or the Guarantor, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Corporation or the Guarantor, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Corporation or the Guarantor for the benefit of creditors or (d) any other marshalling of the assets of the Corporation or the Guarantor (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Debt of the Corporation or the Guarantor, as the case may be (including any interest thereon accruing after the commencement of any such proceedings), shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities or the Guarantees, respectively, on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Corporation or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities and the Guarantees, as the case may be, to the payment of all Senior Debt of the Corporation or the Guarantor, respectively, at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series or the Guarantees thereon, as the case may be, shall be paid or delivered directly to the holders of Senior Debt of the Corporation or the Guarantor, respectively, in accordance with the priorities then existing among such holders until all such Senior Debt (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

         In the event of any Proceeding, after payment in full of all sums owing with respect to the Corporation's or the Guarantor's Senior Debt, as the case may be, the Holders of the Securities or the Guarantees, together with the holders of any obligations of the Corporation or the Guarantor, as the case may be, ranking on a parity with the Securities or the Guarantees, respectively (which for this purpose only shall include the Allocable Amounts of Senior Subordinated Indebtedness), shall be entitled to be paid from the remaining assets of the Corporation or the Guarantor, as the case may be, the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities or the Guarantees, as the case may be, and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Corporation or the Guarantor, respectively, ranking junior to the Securities or the Guarantees, as the case may be, and such other obligations. If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Corporation or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities and the Guarantees, as the case may be, to the payment of all Senior Debt of the Corporation or the Guarantor, respectively, at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be

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
received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Debt of the Corporation or the Guarantor, as the case may be, shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt of the Corporation or the Guarantor, as the case may be, at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt of the Corporation or the Guarantor, as the case may be, remaining unpaid, to the extent necessary to pay all such Senior Debt of the Corporation or the Guarantor, as the case may be, remaining unpaid, to the extent necessary to pay all such Senior Debt of the Corporation or the Guarantor, as the case may be, in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt of the Corporation or the Guarantor, as the case may be, is hereby irrevocably authorized to endorse or assign the same.

         The Trustee and the Holders shall take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Debt of the Corporation or the Guarantor, as the case may be, or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt of the Corporation or the Guarantor, as the case may be, at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         The provisions of this Section 13.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Corporation or the Guarantor in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         The securing of any obligations of the Corporation or the Guarantor, as the case may be, otherwise ranking on a parity with the Securities or Guarantees, respectively, or ranking junior to the Securities or Guarantees, respectively, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or Guarantees, as the case may be, or ranking junior to the Securities or the Guarantees, as the case may be.

         SECTION 13.3. Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities or Guarantees shall prevent (a) the Corporation or the Guarantor, at any time, except during the pendency of the conditions described in the first paragraph of Section 13.2 or of any Proceeding referred to in
Section 13.2, from making payments at any time of principal of (and premium, if any) or interest (including any Additional Interest) on the Securities or the Guarantees, respectively, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest (including any Additional Interest) on the

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



Securities or the Guarantees, as the case may be, or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

         SECTION 13.4. Subrogation to Rights of Holders of Senior Debt.

         Subject to the payment in full of all amounts due or to become due on all Senior Debt of the Corporation or the Guarantor, as the case may be, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Corporation or the Guarantor, as the case may be, the Holders of the Securities and the Guarantees, respectively,

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
shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Corporation or the Guarantor, as the case may be, that by its express terms is subordinated to Senior Debt of the Corporation or the Guarantor, as the case may be, to substantially the same extent as the Securities and the Guarantees, respectively, are subordinated to the Senior Debt of the Corporation or the Guarantor, as the case may be, and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt of the Corporation or the Guarantor, as the case may be, until the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities or the Guarantees, respectively, shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of the Corporation or the Guarantor, as the case may be, of any cash, property or securities to which the Holders of the Securities or the Guarantees, as the case may be, or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Corporation or the Guarantor, as the case may be, by Holders of the Securities or the Guarantees, as the case may be, or the Trustee, shall, as among the Corporation or the Guarantor, as the case may be, its creditors other than holders of its Senior Debt, and the Holders of the Securities or the Guarantees, as the case may be, be deemed to be a payment or distribution by the Corporation or the Guarantor, as the case may be, to or on account of its Senior Debt.

         SECTION 13.5. Provisions Solely to Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities or the Guarantees, as the case may be, on the one hand and the holders of Senior Debt of the Corporation and the Guarantor, respectively, on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or Guarantees, as the case may be, is intended to or shall (a) impair, as between the Corporation or the Guarantor, as the case may be, and the Holders of the Securities and the Guarantees, respectively, the obligations of the Corporation or the Guarantor, as the case may be, which are absolute and unconditional, to pay to the Holders of the Securities or the Guarantees, as the case may be, the principal of (and premium, if any) and interest (including any Additional Interest) on the Securities or the Guarantees, as the case may be, as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Corporation or the Guarantor, as the case may be, of the Holders of the Securities and the Guarantees, as the case may be, and creditors of the Corporation and the Guarantor, respectively, other than their rights in relation to the holders of Senior Debt of the Corporation or the Guarantor, as the case may be; or
(c) prevent the Trustee or the Holder of any Security (or to the extent expressly provided herein, the holder of any Capital Security) or Guarantee, as the case may be, from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt of the Corporation or the Guarantor, as the case may be, to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 13.6. Trustee to Effectuate Subordination.

         Each Holder of a Security or a Guarantee, as the case may be, by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

         SECTION 13.7. No Waiver of Subordination Provisions.

         No right of any present or future holder of any of the Corporation's or the Guarantor's Senior Debt, as the case may be, to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or the Guarantor, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation or the Guarantor, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the immediately preceding paragraph, the holders of the Corporation's or the Guarantor's Senior Debt, as the case may be, may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities of any series or the Guarantees, without incurring responsibility to such Holders of the Securities and Guarantees and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders of the Securities and the Guarantees to the holders of the Corporation's and the Guarantor's Senior Debt, respectively, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt of the Corporation or the Guarantor, as the case may be, or otherwise amend or supplement in any manner such Senior Debt or any instrument evidencing the same or any agreement under which such Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt of the Corporation or the Guarantor, as the case may be; (iii) release any Person liable in any manner for the collection of Senior Debt of the Corporation or the Guarantor, as the case may be; and (iv) exercise or refrain from exercising any rights against the Corporation, the Guarantor and any other Person.

         SECTION 13.8. Notice to Trustee.

         The Corporation or the Guarantor, as the case may be, shall give prompt written notice to the Trustee of any fact known to the Corporation or the Guarantor, as the case may be, that would prohibit the making of any payment to or by the Trustee in respect of the Securities and the Guarantees, respectively. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities or the Guarantees, unless and until the Trustee shall have received written notice thereof from the Corporation or the Guarantor, as the case may be, or a holder of the Corporation's or the Guarantor's Senior Debt, as the case may be, or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, the payment of the principal of (and premium, if any, on) or interest (including any Additional Interest) on any Security or any Guarantee), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Debt of the Corporation or the Guarantor, as the case may be (or a trustee or attorney-in-fact therefor), to establish that such notice has been given by a holder of Senior Debt of the Corporation or the Guarantor, as the case may be (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt of the Corporation or the Guarantor, as the case may be, to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of the Corporation or the Guarantor, as the case may be, held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 13.9. Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Corporation or the Guarantor referred to in this Article, the Trustee, subject to the provisions of
Section 6.1, and the Holders of the Securities and the Guarantees, respectively, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities or the Guarantees, as the case may be, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Corporation or the Guarantor, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

        SECTION 13.10. Trustee Not Fiduciary for Holders of Senior Debt.

         The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of the Corporation's or the Guarantor's Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or Guarantees, as the case may be, or to the Corporation or the Guarantor, as the case may be, or to any other Person cash, property or securities to which any holders of Corporation's or the Guarantor's Senior
Debt, as the case may be, shall be entitled by virtue of this Article or otherwise.

         SECTION 13.11. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt of the Corporation or the Guarantor, as the case may be, that may at any time be held by it, to the same extent as any other holder of Senior Debt of the Corporation and the Guarantor, respectively, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         SECTION 13.12. Article Applicable to Paying Agents.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Corporation and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

                                     * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       BANPONCE FINANCIAL CORP.


                                       By:
                                          ----------------------------
                                          Name:
                                          Title:


                                       BANPONCE CORPORATION


                                       By:
                                          ----------------------------
                                          Name:
                                          Title:



Attest:
        ----------------------------



                                       [THE FIRST NATIONAL BANK OF CHICAGO],
                                       as Trustee


                                       By:
                                          ----------------------------
                                          Name:
                                          Title:



Attest:
       -----------------------------